UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2018

BURLINGTON STORES, INC.

(Exact Name of Registrant As Specified In Charter)

Delaware	001-36107	80-0895227
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2006 Route 130 North

Burlington, New Jersey 08016

(Address of Principal Executive Offices, including Zip Code)

(609) 387-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 29, 2018, Burlington Coat Factory Warehouse Corporation (the “Company”), an indirect wholly-owned subsidiary of Burlington Stores, Inc., entered into a Second Amendment to Second Amended and Restated Credit Agreement (the “Amendment”) to the Second Amended and Restated Credit Agreement, dated as of September 2, 2011 (the “ABL Credit Agreement”), among the Company, as lead borrower, Bank of America, N.A., as administrative agent and collateral agent, and the other borrowers and facility guarantors and the lenders party thereto. Bank of America, N.A. and Wells Fargo Bank, National Association acted as joint lead arrangers and joint bookrunners for the Amendment.

The parties entered into the Amendment in order to, among other things, (i) extend the maturity date from August 13, 2019 to June 29, 2023, (ii) adjust the pricing grid such that the lower interest rate of 1.25% in the case of LIBOR loans and 0.25% in the case of prime rate loans is applicable so long as the Company maintains at least 40% average daily availability (as opposed to 50%), (iii) discharge any mortgages and liens with respect to any owned or leased real property of the Company, the other borrowers and facility guarantors, and (iv) give the Company and certain of its subsidiaries additional flexibility to make investments, restricted payments and repayments of other debt and otherwise comply with the ABL Credit Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 with respect to the Amendment is incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Second Amendment to Second Amended and Restated Credit Agreement, dated as of June 29, 2018, by and among Burlington Coat Factory Warehouse Corporation, as lead borrower, the other borrowers signatory thereto, the facility guarantors signatory thereto, each lender party thereto and Bank of America, N.A., as administrative agent and collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON STORES, INC.

/s/ Robert L. Lapenta, Jr.
Robert L. Lapenta, Jr. Vice President and Treasurer

Date: July 2, 2018